UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2018

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001 - 37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Demonbreun Street Suite 700 Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (615) 732-6400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 7.01	Regulation FD Disclosure.

On December 21, 2018, CapStar Financial Holdings, Inc. (the “Company”) issued a press release announcing that the Board of Directors of the Company (the “Board”) authorized the Repurchase Program (defined below) and authorized the filing of a registration statement on Form S-3 with the United States Securities and Exchange Commission (the “SEC”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

Item 8.01.	Other Events.

The Company announced today that the Board authorized a share repurchase program (the “Repurchase Program”) pursuant to which the Company may purchase up to $8,000,000 of the Company’s issued and outstanding shares of common stock, par value $1.00 per share (“Common Stock”). Shares of Common Stock may be purchased from time to time in the open market, through privately negotiated transactions or otherwise, with repurchases being funded from a combination of cash on hand and cash generated from operations. The Repurchase Program will terminate on the date on which the earlier of the following occur: (i) the maximum authorized dollar amount of shares of Common Stock has been repurchased under the Repurchase Program or (ii) December 31, 2021. The Repurchase Program will be conducted pursuant to a written plan and is intended to comply with Rule 10b-18 (“Rule 10b-18”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Repurchase Program may be extended, modified, amended, suspended or discontinued at any time at the Company’s discretion and does not commit the Company to repurchase any shares of its Common Stock.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description of Exhibit

Exhibit 99.1	Press release issued on December 21, 2018 by CapStar Financial Holdings, Inc.

No Offer or Sale

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

Forward-Looking Statements

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including with respect to the terms, timing, logistics and conditions of any repurchases of shares of the Company’s Common Stock pursuant to the Repurchase Program and the Company’s compliance with Rule 10b-18 in connection with the administration of the Repurchase Program. Forward-looking statements are subject to many risks and uncertainties, including, but not limited to, the risks detailed from time to time in the Company’s periodic and current reports filed with the SEC, including those factors included in the Company’s most recent Annual Report on Form 10-K under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company cautions investors that the forward-looking statements included in this Report are not a guarantee of future events and that actual events may differ materially from those made in or suggested by the forward-looking statements. Accordingly, investors should not place undue reliance on any such forward-looking statements. Any forward-looking statements presented herein are made only as of the date of this Report, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

By:	/s/ Robert B. Anderson
Name:	Robert B. Anderson
Title:	Chief Financial Officer and Chief Administrative Officer

Date: December 21, 2018